File No. 33-59261, 811-5626
                                            Filed under Rule 497(e)
Golden American Life Insurance Company


                      Prospectus Supplement

                          July 9, 1997

                             to the

     Granite PrimElite Deferred Variable Annuity Prospectus
                        dated May 1, 1997
                           __________


     On July 7, 1997, Equitable of Iowa Companies ("Equitable of Iowa") and ING Groep, N.V. ("ING") entered into a definitive merger agreement providing for Equitable of Iowa to become a wholly owned subsidiary of ING in a transaction expected to occur in the fourth quarter of this year. Equitable of Iowa is the corporate parent of Golden American Life Insurance Company, the issuer of GoldenSelect/R/ variable products, Directed Services, Inc. ("DSI"), the distributor of the Granite PrimElite Deferred Variable Annuity, and Equitable Investment Services, Inc. ("EISI"), the manager of the Equi-Select Series Trust (the "ESS Trust). ING, headquartered in the Netherlands, is a global financial services holding company with over $275 billion in assets and another $50 billion in third-party assets under management. It is anticipated that Equitable of Iowa's operations will be merged with the North American life insurance operations of ING, and consummation of the acquisition, which is subject to a number of conditions including customary regulatory approvals, will likely result in the termination of the management agreement between EISI and the ESS Trust and each of the portfolio management agreements among EISI, the ESS Trust and the portfolio managers of the ESS Trust. It is expected that the ESS Trust's Board of Trustees will consider before that time new agreements with EISI and the portfolio managers in respect of the ESS Trust. Any such agreements, which will likely be substantially identical to the current agreements, would be subject to approval by shareholders of the ESS Trust.



This supplement should be retained with your Granite PrimElite
Prospectus.







PE-1-NH                                                     7/9/97